                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                PXRE Corporation
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 October 5, 1999
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)

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
                   Delaware                    0-15428                06-1183996
-------------------------------------------------------------------------------------
              (State or other                    (Commission          (I.R.S. Employer
       jurisdiction of incorporation)             File Number)        Identification No.)
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             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (732) 906-8100
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.        Other Events.

               At a Special Meeting of Stockholders of PXRE Corporation, a Delaware corporation, (the "Company") held October 5, 1999 (the "Special Meeting"), the holders of the Company's Common Stock approved and adopted the Agreement and Plan of Merger among the Company, PXRE Group Ltd., a Bermuda company ("PXRE Group") and PXRE Merger Corp., dated as of July 7, 1999 (the "Merger Agreement"). The consummation of the merger remains subject to the satisfaction of certain closing conditions but is expected to be completed at the close of business today.

               Upon completion of the merger, the Company will become an indirect wholly-owned subsidiary of PXRE Group.

               Pursuant to the Merger Agreement, each outstanding share of Common Stock of the Company will be automatically converted into one PXRE Group Common Share.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)     Exhibits.

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
           Number                 Exhibit
           ------                 -------
           99                     Press Release of PXRE Corporation, dated
                                  October 5, 1999.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PXRE CORPORATION

Dated:  October 5, 1999                   By: /s/ F. Sedgwick Browne
                                             --------------------------
                                              F. Sedgwick Browne
                                              Secretary



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                                  EXHIBIT INDEX

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
Exhibit No.                   Exhibit                                              Page
-----------                   -------                                              ----
99                            Press Release of PXRE Corporation,
                              dated October 5, 1999.

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